UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2017
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2017, TerraForm Global, Inc., a Delaware corporation (the “Company”), held a special meeting (the “Special Meeting”) of the stockholders of the Company (the “Stockholders”) to vote on the proposals identified in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 10, 2017 in connection with the transaction contemplated by the Agreement and Plan of Merger, dated as of March 6, 2017 (the “Merger Agreement”), by and among the Company, Orion US Holdings 1 L.P. (“Brookfield Holdco”), a Delaware limited partnership, and BRE GLBL Holdings Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Brookfield Holdco, providing for the merger of Merger Sub with and into the Company, with the Company as the surviving corporation in the merger.

At the Special Meeting, shares constituting a quorum to conduct business were present in person or by proxy, and all proposals considered and voted on by the Stockholders at the Special Meeting were approved.

The following summarizes each of the proposals and the voting results thereon:

Proposal 1 - Approval of the Merger Agreement

1. Proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 6, 2017, as it may be amended from time to time, by and among the Company, Brookfield Holdco and Merger Sub, providing for the merger of Merger Sub with and into the Company, with the Company as the surviving corporation in the merger.

Votes For	Votes Against	Abstentions
6,199,339,759	80,089	144,802

Proposal 2 - Adjournment of the Special Meeting

2. Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.

Votes For	Votes Against	Abstentions
6,196,277,585	3,132,905	154,160

As of the record date of the Special Meeting, the Stockholders, excluding Brookfield, SunEdison and their respective affiliates (the “Minority Stockholders”) held 90,313,855 shares of Class A common stock and 0 shares of Class B common stock. The adoption and approval of the Merger Agreement was approved by Minority Stockholders holding 63,034,359 shares of Class A common stock, which represents approximately 69.8% of the shares held by the Minority Stockholders.

Item 8.01 Other Events.

On November 13, 2017, the Company also issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TerraForm Global, Inc., dated November 13, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press Release of TerraForm Global, Inc., dated November 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	November 13, 2017	Name:	Yana Kravtsova
		Title:	Senior Vice President, General Counsel and Secretary